SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2007

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-25032             25-1724540
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 State or other jurisdiction       (Commission         (IRS Employer
 of incorporation)                  File Number)        Identification No.)


      600 Mayer Street, Bridgeville, Pennsylvania        15017
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      (Address of principal executive offices)          (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.        Other Events.

     On May 31, 2007, Universal Stainless & Alloy Products, Inc. (the "Company") and Teledyne Technologies Incorporated agreed to a complete settlement of the previously disclosed litigation involving those parties. Under the terms of the settlement, which contains a confidentiality provision, both parties released all claims against the other party in exchange for cash and other consideration. The net impact of this settlement, including professional fees, on the Company's second quarter net income after tax is estimated to be approximately $500,000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                By: /s/ Paul A. McGrath
                                    --------------------------------------
                                    Vice President of Administration,
                                    General Counsel and Secretary

Dated:  May 31, 2007